United States
Securities And Exchange Commission
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-22878

American Independence Funds Trust II
(Exact name of registrant as specified in charter)

225 West 34th Street,  New York, NY  10122
(Address of principal executive offices)    (Zip code)

Eric Rubin, President, 225 West 34th Street,  New York, NY  10122
(Name and address of agent for service)
with a copy to:
Jon Rand, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036-6797

Registrant's telephone number, including area code:  (212) 488-1331

Date of fiscal year end:       10/31/2014

Date of reporting period:      10/31/2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).

AMERICAN INDEPENDENCE

2014 Annual Report

October 31, 2014

The American Independence Funds Trust II
Annual Report – October 31, 2014

President’s Letter to Shareholders	1
Management Fund Commentaries and Fund Performance	4

MAR Tactical Moderate Growth Fund
Schedule of Portfolio Investments	10
MAR Tactical Growth Fund
Schedule of Portfolio Investments	11
Laffer Dividend Growth Fund
Schedule of Portfolio Investments	12

Statements of Assets and Liabilities	14
Statements of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	27

Additional Fund Information
Portfolio Summaries	28
Table of Shareholder Expenses	29
Other Tax Information	31
Approval of Advisory and Sub-Advisory Agreements	32
Trustees and Officers	33

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-866-410-2006 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-866-410-2006 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Portfolio Investments as of January 31 and July 31 are available without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.

American Independence Funds Trust II

President’s Letter to Shareholders

Dear Fellow Shareholder:

I am pleased to present you with the Annual Report for the American Independence Funds (the “Funds” or for each fund separately, a “Fund”) for the year ending October 31, 2014. The Funds’ fiscal year 2014 brought strong investment performance for both U.S. stocks and, perhaps surprisingly, bonds. In fact, with both broad equity and bond markets performing positively in the United States, 2014’s financial markets may be characterized by a divergence between the relative strength of the U.S. and slower growth and more difficult investment conditions in many other economies.

To begin 2014, many people expected a continuation of 2013’s rising bond yields and negative fixed income returns that followed the anticipation of an end to U.S. unconventional monetary policy and the Federal Reserve Bank “tapering” its asset purchases. Instead, the Funds’ 2014 fiscal year saw interest rates decline and U.S. treasury bonds rally, to the surprise of many investors and observers. At the same time, several sectors of U.S. equity markets advanced strongly in 2014 – including dividend-paying sectors positively impacted by the decline in interest rates – even while markets endured several “air pockets” or broad declines in stock prices. As market participants focus on the outlook for global growth as well as the prospect of the Federal Reserve’s transition from “tapering” to “tightening” of monetary policy, we believe that managing your portfolio’s risk will be an even more important strategy to protecting your investments.

The Year in review

Just as they have previously in recent years, the U.S. markets felt impacts from across the globe in 2014. Geopolitical headlines continue to find their way into financial markets, with Russia persisting in its efforts to exert influence over its neighbors, including its military intervention in Ukraine, causing retaliatory sanctions from Europe and the U.S. The brutal tactics of the Islamic State operating in Iraq, Syria, and nearby areas have drawn United States support against the advance of radical Islamists, even as the U.S. had been withdrawing military personnel from an increasingly politically-fractured Iraq. As the Ebola virus ravaged West Africa, fears of a pandemic reached a fever pitch with several infected patients receiving treatment in the United States. Nonetheless, gold, a traditional safe haven, and other materials have not fared well this year, and oil prices have declined to multi-year lows.

Concerns about the slowing pace of growth in China, as well as outright contraction in some Eurozone countries, have rattled markets both internationally and in the United States. Whether falling oil prices are a boon for growth or a harbinger of global recession remains to be seen. Even so, economic growth in the United States appears strong, with consumer sentiment reaching its highest level since January 2007, in a report released December 12th, and the November 2014 Employment Situation report indicating the addition of 321,000 new jobs in the biggest monthly increase in three years. After buoyant equity market returns in 2013, Japan has exhibited volatility this year as domestic growth has been difficult to sustain, but Prime Minister Abe appears to be consolidating support for his monetary, fiscal, and structural reform policies.

As 2013 ended full of optimism for economic growth, U.S. Treasury yields closed last year over 3.00%, their highest level of the year. However, that optimism withered quickly in the new year. Weather, geopolitical events, and the implementation of the Affordable Care Act conspired to tip GDP growth negative for the first quarter. Although domestic growth revived for the balance of 2014, it seemed as if the U.S. was the only major country with a strengthening economy. Europe in particular lost traction following the imposition of economic sanctions on Russia, and instead of contemplating what to do about overheating growth, several major central banks were forced into extraordinary monetary stimulus to combat flagging growth and the specter of deflation fell. Though the Federal Reserve followed through with previously announced plans to wind down its own extraordinary stimulus, the expected time frame for the first Federal Reserve interest rate hike has been pushed back from early 2015 to the middle of next year, or later, amid persistently below-target inflation reports. Ironically, realized inflation has strengthened significantly this year (though still below the Federal Reserve’s policy target), with the Consumer Price Index rising 1.7% year-over-year through October (compared to a mere 1% increase at the same point in 2013), but the late-year spectacle of plunging crude oil prices has contributed to declining inflation expectations almost everywhere in the world. In short, the 2014 edition of the U.S. Treasury bond market confounded widely-held expectations of rising yields by pushing 10-year yields down to 2.10% as of December 12th - despite an accelerating economy five and a half years into the business cycle.

American Independence Funds Trust II

Fund Highlights

In an effort to provide outcome-oriented investment options, including an emphasis on managing downside-risk for Fund shareholders, American Independence launched the MAR Tactical Moderate Growth and MAR Tactical Growth Funds in December 2013, sub-advised by Cougar Global Investments, Ltd. (“Cougar Global”), based in Toronto, Canada. In managing the portfolios, Cougar Global’s investment team seeks to limit the probability of loss to the portfolios under the expected macroeconomic environment. The Funds hold ETFs, cash, and cash equivalents only, and the ETFs utilized in the Funds’ portfolios hold their underlying securities directly, or in the case of GLD (SPDR Gold Shares), the physical gold – no leverage or derivatives are used in the Funds. In selecting asset classes for investment, the portfolio management team’s focus on five Macroeconomic Scenarios (Growth, Stagnation, Recession, Inflation, and Chaos) is particularly relevant in today’s global financial markets.

Consistent with our efforts to deliver outcome-oriented solutions, American Independence launched the Laffer Dividend Growth Fund in December 2013, as well, which seeks a competitive total return by investing in a diversified portfolio of U.S. listed equity securities that offer an attractive combination of yield and the opportunity for growing dividends. The search for income in a low interest rate environment continues to be a significant challenge to investors, and a portfolio of dividend paying companies with the ability to grow their dividends has the potential to complement shareholder allocations to bond funds. Laffer Investments, Inc., the Fund’s sub-advisor, utilizes a bottom-up approach that emphasizes the fundamentals of the businesses in which they invest and their ability to pay and grow cash distributions to shareholders, rather than on the direction of the stock market.

In closing, our Funds have performed as we have hoped compared to their peers and benchmarks while seeking to minimize risk. The following pages offer insight into each Fund’s performance, with the Portfolio Managers commenting on the specific factors that impacted their respective Fund during the reporting period and an outlook for next year.

We thank you for your continued support, and American Independence will continue to seek to provide additional services, improve existing ones, and build upon the existing strong foundation. Please do not hesitate to contact us with any questions at 866-410-2006. We hope to see the markets improve in 2015. We want to take this opportunity to wish you a happy holiday season and wish you a healthy and prosperous New Year.

Sincerely,

Eric M. Rubin

The views and opinions in this report were current at the time it was written and reflect those of the President. The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice.

Important Disclosures

Investing in the Fund involves risk. Stock and bond values fluctuate in price so the value of your investment can go down depending on market conditions.

General ETF Risk: The cost to a shareholder of investing in a Fund may be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in equities. You will indirectly bear fees and expenses charged by the ETFs in addition to a Fund’s direct fees and expenses.

Foreign Securities Risk: International investing involves risks, including risks related to foreign currency, limited liquidity, less government regulation and the possibility of substantial volatility due to adverse political, economic or other developments. These risks often are heightened for investments in emerging/developing markets or smaller capital markets.

Emerging Markets Risk: The Funds may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

American Independence Funds Trust II

Master Limited Partnerships Risks: Investments in common units of MLPs listed on the major U.S. stock exchanges involve risks that differ from investments in common stock including risks inherent in the structure of MLPs, including (i) tax risks, (ii) risk related to limited control of management or the general partner or managing member (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and (v) cash flow risks, as described in more detail in this Prospectus.

Business Development Companies Risks (“BDCs”): BDCs are a type of closed-end fund regulated under the Investment Company Act of 1940, as amended (the “1940 Act”). BDCs are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs are unique in that at least 70% of their investments must be made to private U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “IRC”). BDCs have expenses associated with their operations. Accordingly, a Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.

Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds; they may trade in the secondary market at a discount to their net asset value.

Real Estate Investment Risk: The risk that the value of the Fund’s shares will be negatively affected by factors specific to the real estate market, including interest rate risk, leverage risk, property risk and management risk.

New Fund Risk: There can be no assurance that the Funds will grow to or maintain an economically viable size, in which case the Board of Trustees or the Adviser may determine to liquidate a Fund. The liquidation can be initiated by the Board of Trustees without a shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

For a complete list of fund risks, please see the Prospectuses.

For more complete information on the American Independence Funds, you can obtain a prospectus containing complete information for the funds by calling 866-410-2006, or by visiting www.americanindependence.com. Please read the Prospectus carefully before investing. You should consider the fund’s investment objectives, risks, charges, and expenses carefully before you invest or send money. Information about these and other important subjects is in the Fund’s Prospectus or summary Prospectus.

Shares of the American Independence Funds are distributed by Matrix Capital Group, Inc., which is not affiliated with American Independence Financial Services, LLC.

Not FDIC Insured - May Lose Value - No Bank Guarantee

American Independence Funds Trust II

MAR Tactical Funds Commentary
(MAR Tactical Moderate Growth Fund and MAR Tactical Growth Fund)

Dr. James Breech – Portfolio Manager

For the period December 19, 2013, commencement of operations, through October 31, 2014, the American Independence MAR Tactical Moderate Growth Fund (Institutional share class) returned 6.20%, compared to the MSCI All Country World Index benchmark of 7.10%.

For the period December 19, 2013, commencement of operations, through October 31, 2014, the American Independence MAR Tactical Growth Fund (Institutional share class) returned 5.90% versus 7.10% for the MSCI All Country World Index benchmark.

Over this brief period, the MAR Tactical Growth Fund lagged the more conservative MAR Tactical Moderate Growth Fund. The primary factors contributing to the MAR Tactical Growth Fund underperforming the MAR Tactical Moderate Growth Fund were a heavier weighting to U.S. midcap equities over large cap and greater equity positioning outside the U.S. These same factors contributed to both funds underperforming a blended benchmark of 40% Citigroup USBIG Bond Index, 50% S&P 500 Index, and 10% MSCI All Country World Index ex U.S., which returned 8.87% for the same fiscal period. In the following letter, you will find each of these factors discussed in detail as well as a broader review of the period and the portfolios’ positioning.

The Launch of MAR “Macroeconomic Assessment of Risk” Funds

Both the MAR Tactical Moderate Growth Fund and MAR Tactical Growth Fund (together, the “Funds” and separately a “Fund”) launched this fiscal year on December 19, 2013. The strategies are optimized to attempt to limit the probability of loss to the portfolios under the expected macroeconomic environment, the “Outlook”. Cougar Global Investments, Ltd., the Funds’ sub-adviser (“Cougar Global”), does not use leverage because it could amplify mistakes. In addition, no derivatives are used in the Funds. The Funds hold ETFs and cash (including a money market fund) only, and the selected ETFs directly hold the underlying securities or in the case of GLD (SPDR Gold Shares), the physical gold. To make it into our models, and into the Funds, the asset classes must exhibit distinct patterns of behavior in the five scenarios we model (Growth, Stagnation, Recession, Inflation, and Chaos).

The Ascent of the U.S. Economy

When the Funds launched, our Outlook forecasted that three quarters of the coming year would experience U.S. GDP growth of greater than 2.7% (our Growth Scenario). This Outlook was a marked improvement from our forecast in November 2012 of a 91% chance of GDP growth less than 2.7% (our Stagnation scenario). Five years after the financial meltdown, our independent research finally expected the U.S. economy to return to its full potential. With the necessary deleveraging of households almost complete and fiscal tightening abating, the obstacles to growth moved aside for 2014.

The polar vortex caught most commenters by surprise, and while our Outlook became a little more cautious, we were able to stick to the strong portfolio positioning in U.S. equities as our research expected the weak data to be a temporary weather-related dip. The economy did recover and continued to grow quickly for the remainder of the fiscal year.

Based on our bullish Outlook on the U.S. economy, U.S. equities modelled very well in the expected environment. Both Funds were heavily weighted to U.S. equities throughout the fiscal year with the lowest allocation of 73% in the year in the MAR Tactical Growth Fund. This high weighting to U.S. equities served the Funds well, contributing the most to the Funds’ returns of all the asset classes.

Within U.S. equities, the MAR Tactical Moderate Growth Fund made the transition from the historically higher returning midcaps to the less cyclically exposed large caps more quickly than the MAR Tactical Growth Fund given the former Fund’s stricter downside constraints. Given the timing of the larger move in September before the subsequent market correction, the more conservative Fund actually generated higher returns than the more aggressive Fund. Although this relative performance is not typically expected, over shorter timeframes this can sometimes be the case.

Fixed Income Largely Avoided this Year

Neither Fund held a substantial fixed income position in the period. With our Outlook calling for substantially all Growth, bonds have low expected returns and more downside risk than equities in our models. For this reason, the MAR Tactical Growth Fund did not hold any fixed income this fiscal year. The MAR Tactical Moderate Growth Fund held an 11% allocation to U.S. mortgage backed bonds (MBS) into April of 2014. While U.S. corporates outperformed MBS over the period, MBS outperformed Treasuries. Despite the slightly

American Independence Funds Trust II

lower returns, our models showed that MBS had a lower probability of losing money than corporates in the expected macroeconomic environment; therefore, we maintained the position until we shifted completely out of fixed income as the Outlook grew still more positive.

With large equity positioning, we missed the brief bond rally from mid-September to mid-October from the fall in inflation expectations resulting from the plummet of oil prices and a misplaced market call of a dramatic fall in global growth expectations; instead, we stuck with conviction to our views on the positive trajectory of the U.S. economy. The fall in oil was supply driven, not a result of suddenly weaker global demand, and will actually benefit the U.S. economy vis-a-vis the consumer, who may divert money from gasoline to other spending. We have already seen the market begin to reflect our views, as rates have recovered somewhat and U.S. equities hit new highs.

Gold and Chaos

Cougar Global is one of few (or the only) portfolio managers we are aware of that explicitly models Chaos. The awareness of Black Swans like the sudden success of ISIS in Iraq on June 10th, prompted us to increase Chaos to a 6% probability and add gold to all our portfolios. Gold performs well in times of uncertainty according to our models. For the month of June, the addition of gold strongly contributed to both portfolios outperforming the benchmark. However, as the year went on President Obama began to recognize the seriousness of the threat from ISIS and made it the U.S.’s mission to destroy it. As the advance of ISIS dissipated, gold gave up much of its gains. The strengthening USD, discussed below, also took its toll on returns; since gold is priced in USD, it moves inversely with the dollar. Over the fiscal year, gold was one of the largest detractors from the Funds’ performance. Subsequent to end of the fiscal year, gold was sold from all the portfolios because the strength of the U.S. dollar is expected to continue.

The U.S. versus the Rest of the World

Cougar Global is a global tactical asset allocator; therefore, Cougar Global invests anywhere in the world where the economic conditions warrant. Ironically, for this fiscal year we have not needed much flexibility because the U.S. has been the place to be. While we expect this portfolio positioning to continue in 2015, it will not be and has not always been the case.

The U.S. has been leading the global economy over the past few years. Quantitative Easing is now behind us, and the economy is strengthening so much so that the next event on the horizon may be the FED raising rates. While the U.S. labor market continues to strengthen, most of Europe is suffering from record unemployment levels. The Eurozone is also on the cusp of deflation, and the markets are waiting to see if the European Central Bank can and will do enough to save it. Growth in China is slowing down, particularly in the residential sector, as the country overinvested in previous periods. Japan has suffered from decades of deflation and has fully committed to reversing this trend. Pursuing substantial monetary accommodation, Japan is working hard to devalue the yen to boost inflation. Against this backdrop of a massive divergence in economic growth prospects (and in future monetary policy), the U.S. dollar strengthened relative to the other major currencies this year, and this trend is likely to continue.

Given our expectations for a strengthening U.S. dollar, we kept international investments at a minimum. However, at a 5% level both EWU (iShares MSCI United Kingdom ETF) and EWG (iShares MSCI Germany ETF) were held in the MAR Tactical Growth Fund until March 2014. While Germany outperformed the global benchmark in the second half of 2013, geopolitical risks emerged with Russia’s aggression in Ukraine. Given Germany’s economic ties with Russia, we shifted the portfolios away from the concentrated allocations in U.K. and German equities to a diversified European basket (IEV, iShares Europe ETF based on the S&P Europe 350 Index); however, the shift came a bit late so that EWG detracted somewhat from 2014 performance. IEV was also held in the MAR Tactical Growth Fund, and both Funds held a small allocation to Mexican equities given the reform progress there, and more importantly, it’s ability to benefit from U.S. led growth.

We thank you for your confidence and support as you are at the heart of our funds. We strive to limit downside risk to protect your hard-earned investments as we did for our clients in the financial crisis of the last decade.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Funds’ future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Funds’ positions at period-end.

American Independence Funds Trust II

MAR Tactical Moderate Growth Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on December 19, 2013. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2014
Since Inception(3)
MAR Tactical Moderate Growth Fund
Institutional Class Shares	6.20%
Class A Shares(1)	(0.19%)
Class C Shares(2)	4.40%
MSCI All Country World Index	7.10%
Blended Benchmark(4)	8.87%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.
(3)	For the period December 19, 2013 (commencement of operations) through October 31, 2014.
(4)
The Blended Benchmark is a constant-weighted mix comprised of the Citigroup U.S. Broad Investment Grade Bond Index (40%), the S&P 500 Index (50%), and the MSCI All Country World ex-U.S. Index (10%). The custom benchmark is rebalanced monthly.

The MSCI All Country World Index (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

The S&P 500 Index consists of 500 companies from a wide range of industries chosen for market size, liquidity and industry.

The Citigroup US Broad Investment Grade (USBIG) Bond Index is designed to track the performance of bonds issued in the US investment-grade bond market. The USBIG Index includes institutionally traded US Treasury, government-sponsored (US agency and supranational), mortgage, asset-backed, and investment-grade securities.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds Trust II

MAR Tactical Growth Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on December 19, 2013. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2014
Since Inception(3)
MAR Tactical Growth Fund
Institutional Class Shares	5.90%
Class A Shares(1)	(0.57%)
Class C Shares(2)	4.00%
MSCI All Country World Index	7.10%
Blended Benchmark(4)	8.87%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.
(3)	For the period December 19, 2013 (commencement of operations) through October 31, 2014.
(4)
The Blended Benchmark is a constant-weighted mix comprised of the Citigroup U.S. Broad Investment Grade Bond Index (40%), the S&P 500 Index (50%), and the MSCI All Country World ex-U.S. Index (10%). The custom benchmark is rebalanced monthly.

The MSCI All Country World Index (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

The S&P 500 Index consists of 500 companies from a wide range of industries chosen for market size, liquidity and industry.

The Citigroup US Broad Investment Grade (USBIG) Bond Index is designed to track the performance of bonds issued in the US investment-grade bond market. The USBIG Index includes institutionally traded US Treasury, government-sponsored (US agency and supranational), mortgage, asset-backed, and investment-grade securities.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds Trust II

Laffer Dividend Growth Fund Commentary

Steven Shepich – Portfolio Manager

The American Independence Laffer Dividend Growth Fund (Institutional share class, the “Fund”) returned 6.90% for the period December 19, 2013 (commencement of operations) through October 31, 2014. Over the same period, the Fund’s benchmark, the Dow Jones U.S. Select Dividend Index returned 14.16% and the S&P 500 Index returned 11.52%.

The long-term bull market for U.S. large cap stocks that started in March of 2009 continued into 2014 as positive data on the U.S. economic front offset geopolitical issues, such as tensions between the Ukraine and Russia, the escalating conflict in the Middle East, and the spread of Ebola. More recently, the price of oil experienced a rapid and significant decline due to increased supply from U.S. shale developments, coupled with a stronger dollar. This has had a positive impact for both businesses and individuals as lower energy prices can have the same positive economic impact that a lower tax rate can have.

On a relative basis the Fund under-performed our two primary benchmarks, the Dow Jones U.S. Select Dividend Index and the S&P 500 Index, from inception (December 19, 2013) through October 31, 2014. Most of the under-performance came during the final two months of the period, and coincided with the decline in oil prices. The energy sector has long been a favorite of our bottom-up investment strategy because of the solid growth fundamentals, coupled with the attractive yields found in the sector. The Fund’s over-weighted positon in the sector was a primary factor in the Fund’s under-performance, as the decline in oil prices had a negative impact on overall sector performance.

On an individual position basis, the largest contributors to performance included Apple, Microsoft, and NorthStar Realty Financial. Shares of Apple benefited from a highly successful launch of the iPhone 6. Shares of Microsoft posted strong performance as the new CEO cut expenses and firmed up the company’s overall strategy. Finally, a spinoff of its property management designed to unlock shareholder value was the main catalyst for the strong performance generated by NorthStar Realty Financial.

The positions that were the largest detractors from performance included American Realty Capital Properties, NGL Energy Partners, and Seadrill Partners. We sold our investment in American Realty Capital Properties for a loss after the company announced there were some accounting irregularities for the first and second quarter of 2014. When we no longer can trust the management of any business we are invested in, we will exit our position, no questions asked. Shares of both NGL Energy Partners and Seadrill Partners were negatively impacted by the decline in oil prices.

A key component to our investment strategy is to invest in businesses that not only provide investors with an attractive current dividend yield, but also grow their dividends. This goes to the core of our investment strategy and our belief that growing cash return (whether it comes from a single business or a portfolio of businesses) is a primary driver of capital appreciation over time. We believe that the Fund delivered on this front. Since the Fund’s inception (December 19, 2013) through October 31, 2014, portfolio owned companies announced 42 dividend increases, and the average per announcement was 9.0% over the prior quarter and 20.1% over the prior year. There were no dividend reductions or eliminations.

We believe that the short term outlook for stocks is positive due to improving economic conditions, the low interest rate environment and the “tax rate cut” impact that lower oil prices can have on the overall economy. In our view, the mid-to-long term is a bit more clouded due to the uncertainty of the impact that an unwinding of Federal Reserve actions may have on the economy.

Our strategy remains the same in both bull and bear markets — invest in a diversified portfolio of growing businesses that return an attractive level of profits back to shareholders in the form of steadily rising dividends. Our strategy places emphasis on the businesses we invest in and their ability to pay and grow cash distributions to shareholders, not on the direction of the stock market. In fact, stock market declines provide opportunity for long-term dividend growth investors to reinvest dividends at lower prices. This has the potential to enhance the benefit of compounding and lead, all else equal, to greater cash return going forward.

Thank you for your confidence and trust in us.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds Trust II

Laffer Dividend Growth Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on December 19, 2013. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2014
Since Inception(3)
Laffer Dividend Growth Fund
Institutional Class Shares	6.90%
Class A Shares(1)	0.43%
Class C Shares(2)	4.99%
Dow Jones U.S. Select Dividend Index	14.16%
S&P 500 Index	11.52%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.americanindependence.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.
(3)	For the period December 19, 2013 (commencement of operations) through October 31, 2014.

The Dow Jones U.S. Select Dividend Index reflects the performance of the 100 leading U.S. dividend-paying companies. According to Dow Jones, the index universe is defined as all dividend-paying companies in the Dow Jones U.S. Total Market Index that have a non-negative five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, and a three-month average daily trading volume of 200,000 shares. The index represents approximately 95% of U.S. market capitalization.

The S&P 500 Index consists of 500 companies from a wide range of industries chosen for market size, liquidity and industry grouping.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds Trust II	Schedule of Portfolio Investments
MAR Tactical Moderate Growth Fund	October 31, 2014

Security Description	Shares	Value ($)
Exchange Traded Products — 98.2%
Alternative Exchange Traded Products — 4.6%
SPDR Gold Shares (a)	3,203	360,850

International Equity Exchange Traded Products — 5.0%
iShares MSCI Mexico Capped ETF	5,804	397,284

U.S. Equity Exchange Traded Products — 88.6%
iShares Core S&P Small-Cap ETF	3,640	405,896
SPDR S&P 500 ETF Trust	17,816	3,592,775
SPDR S&P MidCap 400 ETF Trust	11,735	3,029,038
		7,027,709
Total Exchange Traded Products (Cost $7,670,913)		7,785,843

Short-Term Investment — 3.1%
Money Market Fund — 3.1%
Federated Government Obligations Fund, Institutional Shares, 0.01% (b)	247,958	247,958
Total Short-Term Investment (Cost $247,958)		247,958

Total Investments (Cost $7,918,871(c)) — 101.3%		$8,033,801

Liabilities in excess of other assets — (1.3)%		(101,901)

NET ASSETS — 100.0%		$7,931,900

(a)	Non-income producing security.
(b)	Represents the 7 day yield at 10/31/14.
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ETF — Exchange-Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investment at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Products	$7,785,843	$—	$—	$7,785,843
Short-Term Investment	247,958	—	—	247,958
Total Investments	$8,033,801	$—	$—	$8,033,801

See Notes to Financial Statements

American Independence Funds Trust II	Schedule of Portfolio Investments
MAR Tactical Growth Fund	October 31, 2014

Security Description	Shares	Value ($)
Exchange Traded Products — 98.1%
Alternative Exchange Traded Products — 4.5%
SPDR Gold Shares (a)	3,088	347,894

International Equity Exchange Traded Products — 10.0%
iShares MSCI All Country Asia ex Japan ETF	6,033	379,415
iShares MSCI Mexico Capped ETF	5,592	382,773
		762,188
U.S. Equity Exchange Traded Products — 83.6%
iShares Core S&P Small-Cap ETF	3,504	390,731
SPDR S&P 500 ETF Trust	15,259	3,077,130
SPDR S&P MidCap 400 ETF Trust	11,310	2,919,337
		6,387,198
Total Exchange Traded Products (Cost $7,220,672)		7,497,280

Short-Term Investment — 3.3%
Money Market Fund — 3.3%
Federated Government Obligations Fund, Institutional Shares, 0.01% (b)	252,128	252,128
Total Short-Term Investment (Cost $252,128)		252,128

Total Investments (Cost $7,472,800(c)) — 101.4%		$7,749,408

Liabilities in excess of other assets — (1.4)%		(110,045)

NET ASSETS — 100.0%		$7,639,363

(a)	Non-income producing security.
(b)	Represents the 7 day yield at 10/31/14.
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ETF — Exchange-Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investment at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Products	$7,497,280	$—	$—	$7,497,280
Short-Term Investment	252,128	—	—	252,128
Total Investments	$7,749,408	$—	$—	$7,749,408

See Notes to Financial Statements

American Independence Funds Trust II	Schedule of Portfolio Investments
Laffer Dividend Growth Fund	October 31, 2014

Security Description	Shares	Value ($)
Common Stocks — 95.5%
Consumer Discretionary — 7.8%
Ford Motor Co.	30,032	423,151
Target Corp.	7,254	448,442
		871,593
Consumer Staples — 7.5%
Coca-Cola Co. (The)	10,415	436,180
Philip Morris International, Inc.	4,510	401,435
		837,615
Energy — 14.9%
Access Midstream Partners LP	7,327	456,399
NGL Energy Partners LP	12,503	429,603
Seadrill Partners LLC (a)	14,323	360,223
Williams Cos., Inc. (The)	7,629	423,486
		1,669,711
Financials — 21.8%
American Realty Capital Properties, Inc. REIT	32,740	290,404
BlackRock, Inc.	1,331	454,017
Hercules Technology Growth Capital, Inc. (b)	25,300	398,728
NorthStar Realty Finance Corp. REIT	25,462	473,084
Omega Healthcare Investors, Inc. REIT	10,467	399,421
W.P. Carey, Inc. REIT	6,409	434,018
		2,449,672
Health Care — 7.4%
GlaxoSmithKline PLC ADR (a)	8,482	385,846
Johnson & Johnson	4,163	448,688
		834,534
Industrials — 7.5%
General Electric Co.	15,895	410,250
United Parcel Service, Inc., Class B	4,179	438,419
		848,669
Information Technology — 9.2%
Apple, Inc.	4,869	525,852
Microsoft Corp.	10,858	509,783
		1,035,635
Materials — 4.0%
LyondellBasell Industries NV, Class A (a)	4,874	446,605

Telecommunication Services — 7.3%
BCE, Inc. (a)	9,427	419,219
Vodafone Group PLC - ADR (a)	12,203	405,383
		824,602
Utilities — 8.1%
NextEra Energy, Inc.	4,231	424,031
ONEOK, Inc.	8,251	486,314
		910,345
Total Common Stocks (Cost $10,789,246)		10,728,981

See Notes to Financial Statements

American Independence Funds Trust II	Schedule of Portfolio Investments
Laffer Dividend Growth Fund	October 31, 2014

Security Description	Shares	Value ($)
Short-Term Investment — 3.2%
Money Market Fund — 3.2%
Federated Government Obligations Fund, Institutional Shares, 0.01% (c)	359,591	359,591
Total Short-Term Investment (Cost $359,591)		359,591

Total Investments (Cost $11,148,837(d)) — 98.7%		$11,088,572

Other assets in excess of liabilities — 1.3%		149,521

NET ASSETS — 100.0%		$11,238,093

(a)	Foreign security incorporated outside the United States.
(b)	Business Development Company - A closed-end investment company regulated under the Investment Company Act of 1940, as amended.
(c)	Represents the 7 day yield at 10/31/14.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investment at Value	Level 1	Level 2	Level 3	Total
Common Stock	$10,728,981	$—	$—	$10,728,981
Short-Term Investment	359,591	—	—	359,591
Total Investments	$11,088,572	$—	$—	$11,088,572

See Notes to Financial Statements

American Independence Funds Trust II
Statements of Assets and Liabilities
October 31, 2014

	MAR Tactical Moderate Growth Fund	MAR Tactical Growth Fund	Laffer Dividend Growth Fund
Assets
Investments, at cost	$7,918,871	$7,472,800	$11,148,837
Investments, at value	$8,033,801	$7,749,408	$11,088,572
Interest and dividends receivable	2	3	21,328
Receivable for capital shares issued	29,930	180,113	209,704
Reclaims receivable	—	—	381
Receivable from Investment Adviser	5,580	2,441	5,195
Prepaid expenses	10,768	5,152	10,067
Total assets	$8,080,081	$7,937,117	$11,335,247

Liabilities
Distributions payable	$—	$—	$2,740
Payable for investments purchased	118,965	267,840	56,477
Payable for capital shares redeemed	—	—	4,963
Accrued expenses and other payables:
Administration	815	681	1,118
Distribution and Service	2,627	1,831	4,833
Fund Accounting	1,781	2,286	1,874
Trustees	6	98	6
Other	23,987	25,018	25,143
Total liabilities	148,181	297,754	97,154
Net Assets	$7,931,900	$7,639,363	$11,238,093

Composition of Net Assets
Capital	$7,833,769	$7,396,113	$11,257,630
Accumulated net investment income	4,210	8,323	(1,155)
Accumulated net realized gains (losses) from investment transactions	(21,009)	(41,681)	41,883
Net unrealized appreciation (depreciation)	114,930	276,608	(60,265)
Net Assets	$7,931,900	$7,639,363	$11,238,093

Net Assets By Share Class
Institutional Class Shares	$2,438,459	$3,152,210	$1,040,107
Class A Shares	3,537,906	2,454,526	6,496,470
Class C Shares	1,955,535	2,032,627	3,701,516
Net Assets	$7,931,900	$7,639,363	$11,238,093

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	229,514	297,714	98,562
Class A Shares	334,094	232,641	616,763
Class C Shares	185,617	193,608	352,105

Net Asset Value, Offering Price and Redemption Price per share
Institutional Class Shares	$10.62	$10.59	$10.55
Class A Shares	$10.59	$10.55	$10.53
Class C Shares*	$10.54	$10.50	$10.51

Maximum Sales Charge
Class A Shares	5.75%	5.75%	5.75%
Class C Shares**	1.00%	1.00%	1.00%

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$11.24	$11.19	$11.17

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
**	Class C shares will be assessed a 1.00% contigent deferred sales charge if redeemed within one year of date of purchase.

See Notes to Financial Statements

American Independence Funds Trust II
Statements of Operations
For the Period Ended October 31, 2014*

	MAR Tactical Moderate Growth Fund	MAR Tactical Growth Fund	Laffer Dividend Growth Fund
Investment Income:
Dividend	$34,100	$39,217	$137,330
Foreign tax withholding	—	—	(1,183)
Total Investment Income	34,100	39,217	136,147

Expenses:
Investment advisory	16,958	20,514	26,079
Administration	2,826	3,419	4,346
Distribution - Class A Shares	2,305	891	5,213
Distribution - Class C Shares	4,615	3,184	8,978
Service - Class A Shares	2,305	891	5,213
Service - Class C Shares	1,538	1,061	2,993
Accounting	18,425	18,935	19,524
Audit expenses	22,437	22,452	22,476
Compliance services	58	65	214
Custodian	1,473	1,491	1,990
Insurance	385	404	388
Legal expenses	8,780	8,910	8,896
Shareholder Reporting	2,932	6,434	5,140
State registration expenses	9,091	8,182	17,522
Transfer Agent	21,766	21,119	33,174
Trustees	3,338	6,609	6,554
Other	5,418	5,257	6,189
Total expenses before fee reductions	124,650	129,818	174,889
Expenses reduced by: Investment adviser fees	(93,520)	(97,816)	(117,757)
Distribution/service fees (Class A)	(1,098)	(418)	(2,467)
Net Expenses	30,032	31,584	54,665

Net Investment Income	4,068	7,633	81,482

Realized and unrealized gains (losses) on investments:
Net realized gains (losses) from investment transactions	(21,009)	(41,681)	4,810
Net change in unrealized appreciation/depreciation from investments	114,930	276,608	(60,265)
Net realized and unrealized gains (losses)	93,921	234,927	(55,455)

Net Increase in Net Assets Resulting from Operations	$97,989	$242,560	$26,027

*	From December 19, 2013 (commencement of operations) through October 31, 2014.

See Notes to Financial Statements

American Independence Funds Trust II
Statements of Changes in Net Assets

	MAR Tactical Moderate Growth Fund	MAR Tactical Growth Fund	Laffer Dividend Growth Fund
	Period Ended October 31, 2014*	Period Ended October 31, 2014*	Period Ended October 31, 2014*
Investment Operations:
Net investment income	$4,068	$7,633	$81,482
Net realized gains (losses)	(21,009)	(41,681)	4,810
Net change in unrealized appreciation/depreciation	114,930	276,608	(60,265)
Net increase in net assets resulting from operations	97,989	242,560	26,027

Distributions:
From net investment income:
Institutional Class Shares	—	—	(2,951)
Class A Shares	—	—	(31,715)
Class C Shares	—	—	(11,420)
Decrease in net assets from distributions	—	—	(46,086)

Net increase in net assets from capital transactions	7,800,911	7,363,803	11,224,152
Total increase in net assets	7,898,900	7,606,363	11,204,093

Net Assets:
Beginning of period	33,000	33,000	34,000
End of period	$7,931,900	$7,639,363	$11,238,093
Accumulated net investment income	4,210	8,323	(1,155)

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$2,554,138	$3,191,433	$1,052,255
Dividends reinvested	—	—	2,168
Cost of shares redeemed	(143,594)	(187,595)	(16,969)
Institutional Class Shares capital transactions	2,410,544	3,003,838	1,037,454

Class A Shares
Proceeds from shares issued**	3,722,840	2,385,976	6,753,539
Dividends reinvested	—	—	24,735
Cost of shares redeemed	(249,832)	(2,990)	(297,338)
Class A Shares capital transactions	3,473,008	2,382,986	6,480,936

Class C Shares
Proceeds from shares issued	1,954,537	2,032,183	3,782,529
Dividends reinvested	—	—	8,518
Cost of shares redeemed	(37,178)	(55,204)	(85,285)
Class C Shares capital transactions	1,917,359	1,976,979	3,705,762

Net increase in net assets from capital transactions	$7,800,911	$7,363,803	$11,224,152

Share Transactions:
Institutional Class Shares
Issued	243,429	315,758	99,928
Reinvested	—	—	203
Redeemed	(13,915)	(18,044)	(1,569)
Change in Institutional Class Shares	229,514	297,714	98,562

Class A Shares
Issued**	325,021	229,628	638,847
Reinvested	—	—	2,310
Redeemed	(23,927)	(287)	(27,794)
Change in Class A Shares	301,094	229,341	613,363

Class C Shares
Issued	189,191	198,789	359,192
Reinvested	—	—	796
Redeemed	(3,574)	(5,181)	(7,883)
Change in Class C Shares	185,617	193,608	352,105

*	From December 19, 2013 (commencement of operations) through October 31, 2014.
**	Net of offering costs.

See Notes to Financial Statements

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American Independence Funds Trust II
Financial Highlights
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
MAR Tactical Moderate Growth Fund

Institutional Class Shares
For the period from 12/19/2013 (c)
thru 10/31/2014	$10.00	$0.02	$0.60	$0.62	$—	$—	$—	$10.62

Class A Shares
For the period from 12/19/2013 (c)
thru 10/31/2014	$10.00	$0.00	$0.59	$0.59	$—	$—	$—	$10.59

Class C Shares
For the period from 12/19/2013 (c)
thru 10/31/2014	$10.00	$(0.01)	$0.55	$0.54	$—	$—	$—	$10.54

MAR Tactical Growth Fund

Institutional Class Shares
For the period from 12/19/2013 (c)
thru 10/31/2014	$10.00	$0.04	$0.55	$0.59	$—	$—	$—	$10.59

Class A Shares
For the period from 12/19/2013 (c)
thru 10/31/2014	$10.00	$0.00	$0.55	$0.55	$—	$—	$—	$10.55

Class C Shares
For the period from 12/19/2013 (c)
thru 10/31/2014	$10.00	$(0.01)	$0.51	$0.50	$—	$—	$—	$10.50

Laffer Dividend Growth Fund

Institutional Class Shares
For the period from 12/19/2013 (c)
thru 10/31/2014	$10.00	$0.16	$0.53	$0.69	$(0.14)	$—	$(0.14)	$10.55

Class A Shares
For the period from 12/19/2013 (c)
thru 10/31/2014	$10.00	$0.16	$0.50	$0.66	$(0.13)	$—	$(0.13)	$10.53

Class C Shares
For the period from 12/19/2013 (c)
thru 10/31/2014	$10.00	$0.13	$0.47	$0.60	$(0.09)	$—	$(0.09)	$10.51

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(b)*

6.20%	$2,438	0.90%	5.03%	0.72%	79%

5.90%	$3,538	1.28%	5.53%	0.10%	79%

5.40%	$1,956	1.90%	6.03%	(0.32%)	79%

5.90%	$3,152	0.95%	4.52%	0.56%	89%

5.50%	$2,454	1.33%	5.02%	(0.19%)	89%

5.00%	$2,033	1.95%	5.52%	(0.62%)	89%

6.90%	$1,040	1.00%	4.38%	2.67%	29%

6.56%	$6,496	1.38%	4.88%	2.53%	29%

5.99%	$3,702	2.00%	5.38%	1.96%	29%

See Notes to Financial Statements

American Independence Funds Trust II

Notes to Financial Statements
October 31, 2014

1.	Organization:

American Independence Funds Trust II (the “Trust”) is a Delaware business statutory trust that was organized on June 28, 2013, as an open-end, management investment company. The Trust currently consists of five series, or mutual funds, the American Independence MAR Tactical Conservative Fund, American Independence MAR Tactical Moderate Growth Fund, American Independence MAR Tactical Growth Fund, American Independence MAR Tactical Aggressive Growth Fund and American Independence Laffer Dividend Growth Fund.

The Trust is currently offering three of the five series, MAR Tactical Moderate Growth Fund, MAR Tactical Growth Fund and Laffer Dividend Growth Fund, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of each of the three active series (individually, a “Fund”; collectively, the “Funds”).

The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 each. The MAR Tactical Moderate Growth Fund and MAR Tactical Growth Fund each offer four classes of shares: Class A, Class C, Institutional Class and Class R. The Laffer Dividend Growth Fund offers three classes of shares: Class A, Class C, and Institutional Class. Class R shares have not commenced operations. Each share class is identical except as to distribution and service fees borne by each class. Each share represents an equal proportionate interest in a Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires the Funds to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Funds believe that the estimates utilized in preparing the financial statements are reasonable and prudent, however, actual results could differ from these estimates.

Investment Valuation

Portfolio securities listed or traded on domestic securities exchanges or the Nasdaq are valued at the market value as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time (“Valuation Time”). If there have been no sales for that day on any exchange or system for a security, the security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the Nasdaq official closing price, if applicable. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies not traded on an exchange are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded or at fair value (see description below). Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the accompanying Statement of Operations.

Securities for which prices from the Funds’ pricing services are not readily available are valued at fair value by American Independence Financial Services, LLC (“American Independence” or the “Adviser”) or the sub-adviser in accordance with guidelines approved by the Trust’s Board of Trustees. For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of the NYSE.

American Independence Funds Trust II

Notes to Financial Statements (Con’t)

2.	Significant Accounting Policies: (Continued)

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures”, establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of October 31, 2014, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in each Fund’s schedule of portfolio investments, which also includes a breakdown of the Fund’s investments by geographic, or industry concentration or type of investment.

With respect to the Funds, there were no transfers into and out of any level during the current period presented. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The valuation of a Level 3 security will be dealt with on a case by case basis and will depend upon the circumstances surrounding that security. In determining a fair value, the Funds’ Adviser will assess a value that they might reasonably expect to receive for a security upon its current sale. Methods for valuing securities may include, but are not limited to, multiple earnings; discount from market of a similar freely traded security; yield to maturity; prior market values of the security; and ratings. To determine the appropriate valuation method, the following general factors are considered: the fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; the evaluation of the forces which influence the market in which the securities are purchased and sold; and any other relevant factors.

Investment Transactions and Related Income

During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and/or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis. Dividend income and realized gain distributions from underlying investments are recognized on the ex-dividend date. Income and realized and unrealized gains and/or losses are allocated among the classes based upon the proportion of relative net assets. Realized gains and/or losses on principal payments of mortgage-backed and asset-backed securities (paydown gains and losses) are classified as part of interest income.

Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. Expenses specific to a class are charged to that class.

Distributions to Shareholders

Distributions from net investment income, if any, for the Laffer Dividend Growth Fund are declared and paid monthly. Distributions from net investment income, if any, for the MAR Tactical Moderate Growth Fund and MAR Tactical Growth Fund are declared and paid annually. Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are primarily due to differing treatments for mortgage-backed securities and deferrals of certain losses.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions to shareholders, which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

American Independence Funds Trust II

Notes to Financial Statements (Con’t)

2.	Significant Accounting Policies: (Continued)

Federal Income Taxes

The Trust treats each Fund as a separate entity for federal income tax purposes. Each fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

Recent Developments and Accounting Pronouncements

In January 2013, the Financial Accounting Standards Board issued ASU No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the Financial Accounting Standards Board issued ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The amendment did not have a material impact on the Fund’s financial statements.

3.	Related Party Transactions:

American Independence serves as the investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and American Independence, under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the percentages of each Fund’s average daily net assets as indicated in the table below. The Adviser is responsible for the investment management oversight in its role as investment adviser to all of the Funds.

Fees
MAR Tactical Moderate Growth Fund	0.75%
MAR Tactical Growth Fund	0.75%
Laffer Dividend Growth Fund	0.75%

The Trust has engaged Cougar Global Investments, Ltd. (“Cougar”) as the sub-adviser for the MAR Tactical Moderate Growth Fund and the MAR Tactical Growth Fund, and Laffer Investments, Inc. (“Laffer”) as sub-adviser for the Laffer Dividend Growth Fund. The Board of Trustees has approved each of these agreements on behalf of the Trust. American Independence is responsible for the investment management oversight in its role as adviser to all of the Funds and is responsible for overseeing the sub-adviser relationship. The portfolio managers or investment teams at each sub-adviser are responsible for the day-to-day management of the respective Fund. The sub-advisers are paid an annual fee by American Independence out of the advisory fees received. Additional information about each sub-adviser is noted below.

Cougar is headquartered at 357 Bay Street, Suite 101, Toronto, Ontario, Canada M5H 2T7. The agreement between American Independence and Cougar on behalf of the Trust was approved by the Fund’s board of Trustees at the organizational meeting held on July 11, 2013.

Laffer is headquartered at 103 Murphy Court, Nashville, Tennessee 37203. The agreement between American Independence and Laffer on behalf of the Trust was approved by the Fund’s board of Trustees at the organizational meeting held on July 11, 2013.

Pursuant to the expense limitation agreement, American Independence has contractually agreed to waive a portion of its management fee and to reimburse expenses in order to maintain the Funds’ total operating expenses (excluding acquired fund fees, where applicable) at not more than the following percentages of average annual net assets effective through March 1, 2015:

Fund	Institutional Class	Class A	Class C
MAR Tactical Moderate Growth Fund	0.90%	1.28%	1.90%
MAR Tactical Growth Fund	0.95%	1.33%	1.95%
Laffer Dividend Growth Fund	1.00%	1.38%	2.00%

Under the terms of the expense limitation agreement, any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent total annual operating expenses (excluding any taxes, interest expenses relating to dividends on short sales, brokerage fees and non-routine expenses) for a fiscal year do not exceed the expense limit that was in place at the time the fees were waived or expenses were assumed. The Adviser shall only be entitled to recoup amounts for a period of three years from the date such amount was waived or reimbursed.

American Independence Funds Trust II

Notes to Financial Statements (Con’t)

3.	Related Party Transactions: (Continued)

The following table presents amounts eligible for recovery at October 31, 2014:

	MAR Tactical Moderate Growth Fund	MAR Tactical Growth Fund	Laffer Dividend Growth Fund
For eligible expense reimbursements expiring:
October 31, 2017	$93,520	$97,816	$117,757

American Independence also provides certain administrative services necessary for the Funds’ operations. The Funds are charged a fee for the services provided, and this fee is calculated based on each Fund’s average daily net assets at an annual rate of 0.125%.

American Independence has entered into an agreement with UMB Fund Services, Inc. (“UMBFS”) whereby UMBFS provides the Funds with sub-administration services pursuant to a sub-administrative services agreement approved by the Board. For the services it provides, UMBFS earns a fee based on the aggregate net assets of all Funds in the Trust. American Independence pays UMBFS and not the Funds.

Other principal service providers of the Funds include the following:

Pursuant to the Fund Accounting Services Agreement, UMBFS serves as the Trust’s fund accounting agent.

Matrix Capital Group, Inc. serves as the Funds’ distributor pursuant to a distribution agreement approved by the Board.

Boston Financial Data Services, Inc. serves as the Funds’ transfer agent and dividend disbursing agent.

INTRUST Bank N.A. serves as the Funds’ custodian.

The Trust has contracted with Compliance Solutions Associates LLC (“CSA”) to provide services with respect to the monitoring of the Trust’s compliance program pursuant to rule 38a-1 of the 1940 Act. CSA has designated Paul Brook as the Trust’s Chief Compliance Officer. For these services, the Trust pays CSA a monthly fee, plus any out-of-pocket expenses. The fees are allocated amongst the funds by first allocating half the fees evenly across the funds and then the other half on a pro rata basis based on average net assets.

Each of the Funds has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows its Class A and Class C shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A share assets, and up to 1.00% of its Class C share assets. These fees consist of up to 0.25% for shareholder services of the Class A and Class C assets, and up to 0.25% for distribution expenses, as defined by FINRA, of Class A assets and up to 0.75% of Class C assets. During the period ended October 31, 2014, a portion of the distribution or service fees were waived by the Adviser for the Class A share assets. As of October 31, 2014, the Funds were assessing the full 0.25% distribution fees and assessing 0.13% of the shareholder servicing fees. For the period ended October 31, 2014, shareholder service fees of $828, $265 and $2,034 were paid by the MAR Tactical Moderate Growth Fund, MAR Tactical Growth Fund and Laffer Dividend growth Fund, respectively, to American Independence.

4.	Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In any liquidation of a Fund, each shareholder is entitled to receive his/her pro rata share of the net assets of that Fund. For the financial reporting purposes shareholder transactions are accounted for on trade date on the last business day of the reporting period.

American Independence Funds Trust II

Notes to Financial Statements (Con’t)

5.	Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities, options, futures, and U.S. Government securities) for the period ended October 31, 2014 were as follows:

	Purchases	Sales
MAR Tactical Moderate Growth Fund	$9,863,399	$2,171,477
MAR Tactical Growth Fund	10,267,064	3,004,711
Laffer Dividend Growth Fund	11,954,202	1,169,766

6.	Federal Income Tax Information:

FASB ASC Topic 740, Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”), requires an evaluation of tax positions taken or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2013-2014 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended October 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as RICs and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended October 31, 2014, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/ (Losses)	Paid In Capital
MAR Tactical Moderate Growth	$142	$—	$(142)
MAR Tactical Growth	690	—	(690)
Laffer Dividend Growth	(36,551)	37,073	(522)

At October 31 2014, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	MAR Tactical Moderate Growth Fund	MAR Tactical Growth Fund	Laffer Dividend Growth Fund
Gross unrealized appreciation	$151,957	$283,908	$481,132
Gross unrealized depreciation	(45,026)	(34,198)	(510,315)
Net unrealized appreciation (depreciation) on investments	$106,931	$249,710	$(29,183)
Cost of investments	$7,926,870	$7,499,698	$11,117,755

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

American Independence Funds Trust II

Notes to Financial Statements (Con’t)

6.	Federal Income Tax Information: (Continued)

The tax character of distributions paid during the fiscal year ended October 31, 2014 were as follows:

	MAR Tactical Moderate Growth Fund	MAR Tactical Growth Fund	Laffer Dividend Growth Fund
	Year Ended October 31, 2014	Year Ended October 31, 2014	Year Ended October 31, 2014
Distributions paid from:
Ordinary Income	$—	$—	$46,086
Net long-term capital gains	—	—	—
Total taxable distributions	—	—	46,086
Tax exempt dividends	—	—	—
Total distributions paid	$—	$—	$46,086

As of October 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

	MAR Tactical Moderate Growth Fund	MAR Tactical Growth Fund	Laffer Dividend Growth Fund
Undistributed ordinary income	$4,210	$8,323	$9,646
Undistributed long-term capital gains	—	—	—
Tax accumulated earnings	4,210	8,323	9,646
Accumulated capital and other losses	(13,010)	(14,783)	—
Unrealized appreciation (depreciation) on investments	106,931	249,710	(29,183)
Total accumulated earnings (deficit)	$98,131	$243,250	$(19,537)

As of October 31, 2014, the following funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	MAR Tactical Moderate Growth Fund	MAR Tactical Growth Fund	Laffer Dividend Growth Fund
Not subject to expiration:
Short-term	$13,010	$14,783	$—

7.	Investments in Derivatives:

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount.

Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. During the year ended October 31, 2014, there were no derivatives. Also, there are no open derivatives as of October 31, 2014.

American Independence Funds Trust II

Notes to Financial Statements (Con’t)

8.	Investments in Master Limited Partnerships (“MLPs”):

The Laffer Dividend Growth Fund will be subject to deferred tax risk by investing in MLPs. Cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as (ii) capital appreciation of its investments. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s net asset value (“NAV”). Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred tax liability will increase NAV. The Fund generally computes deferred income taxes based on the federal tax rate applicable to corporations, currently 35% and an assumed rate attributable to state taxes. A change in the federal tax rate applicable to corporations and, consequently, any change in the deferred tax liability of the Fund, may have a significant impact on the NAV of the Fund. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment income gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of these investments and general market conditions.

The Fund will rely to some extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability for purposes of financial statement reporting and determining NAV. From time to time, the Adviser may modify the estimates or an assumption regarding the Fund’s deferred tax liability as new information becomes available. The Fund’s estimates regarding its deferred tax liability are made in good faith; however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income taxed, if any, will be incurred over many years depending on if, and when, investment gains and losses are realized, the then current basis of the Fund’s assets and other factors. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.

9.	Investments in Business Development Companies (“BDCs”):

The Laffer Dividend Growth Fund can invest in BDCs which are subject to various risks, including management’s ability to meet the BDC’s investment objectives, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds; they may trade in the secondary market at a discount to their net asset value.

10.	Segregation of Assets:

Fund policy requires the custodian to segregate certain assets to cover portfolio transactions which are deemed to create leverage under Section 18(f) of the Investment Company Act of 1940. Given certain operational efficiencies it is impractical to specify individual securities to be used for segregation purposes except for the initial margin of futures contracts. Therefore, the Funds’ custodian has been instructed to segregate all assets on a settled basis. A Fund will not enter into transactions deemed to create leverage in excess of the Fund’s ability to segregate up to 100% of its settled liquid assets.

11.	Cash Concentration:

At times, the Funds maintain cash balances at financial institutions in excess of Federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

12.	Subsequent Events:

At a Board meeting held on December 12, 2014, Mr. Paul Brook of Compliance Solutions Associates (“CSA”), Chief Compliance Officer of the Trust, submitted his resignation to the Board of Trustees and the Trustees accepted it. Effective February 1, 2015, the Trust’s Chief Compliance Officer will be Thaddeus (“Ted”) Leszczynski also of CSA.

Subsequent events occurring after October 31, 2014 have been evaluated for potential impact to this report through the date these Financial Statements and Notes to the Financial Statements were issued. There were no additional subsequent events to report that would have a material impact on the Funds’ Financial Statements and Notes to Financial Statements.

American Independence Funds Trust II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

American Independence Funds Trust II

We have audited the accompanying statements of assets and liabilities of the American Independence Funds Trust II, comprising the MAR Tactical Moderate Growth Fund, MAR Tactical Growth Fund, and Laffer Dividend Growth Fund (collectively, the “Funds”), including the schedules of portfolio investments as of October 31, 2014, and the related statements of operations, changes in net assets, and financial highlights for the period December 19, 2013 (commencement of operations) through October 31, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of American Independence Funds Trust II as of October 31, 2014, and the results of their operations, the changes in their net assets, and financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Chicago, Illinois
December 29, 2014

American Independence Funds Trust II

Additional Fund Information (Unaudited)

Portfolio Summaries

The American Independence Funds invested, as a percentage of net assets, in the following as of October 31, 2014:

MAR Tactical Moderate Growth Fund
Portfolio Diversification	% of Net Assets
U.S. Equity Exchange Traded Products	88.6%
International Equity Exchange Traded Products	5.0
Alternative Exchange Traded Products	4.6
Short-Term Investments	3.1
Total Investments	101.3%
Liabilities in excess of other assets	(1.3)
Net Assets	100.0%

MAR Tactical Growth Fund
Portfolio Diversification	% of Net Assets
U.S. Equity Exchange Traded Products	83.6%
International Equity Exchange Traded Products	10.0
Alternative Exchange Traded Products	4.5
Short-Term Investments	3.3
Total Investments	101.4%
Liabilities in excess of other assets	(1.4)
Net Assets	100.0%

Laffer Dividend Growth Fund
Portfolio Diversification	% of Net Assets
Financials	21.8%
Energy	14.9
Information Technology	9.2
Utilities	8.1
Consumer Discretionary	7.8
Industrials	7.5
Consumer Staples	7.5
Health Care	7.4
Telecommunication Services	7.3
Materials	4.0
Short-Term Investments	3.2
Total Investments	98.7%
Other assets in excess of liabilities	1.3
Net Assets	100.0%

American Independence Funds Trust II

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on May 1, 2014 at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/2014	Ending Account Value 10/31/2014	Expenses Paid During Period* 5/1/2014- 10/31/2014	Expense Ratio During Period**† 5/1/2014- 10/31/2014
MAR Tactical Moderate	Institutional Class Shares	$1,000.00	$1,039.60	$4.63	0.90%
Growth Fund	Class A Shares	$1,000.00	$1,038.20	$6.58	1.28%
	Class C Shares	$1,000.00	$1,035.40	$9.75	1.90%

MAR Tactical Growth Fund	Institutional Class Shares	$1,000.00	$1,032.20	$4.87	0.95%
	Class A Shares	$1,000.00	$1,030.30	$6.81	1.33%
	Class C Shares	$1,000.00	$1,027.40	$9.96	1.95%

Laffer Dividend Growth Fund	Institutional Class Shares	$1,000.00	$1,029.10	$5.11	1.00%
	Class A Shares	$1,000.00	$1,027.30	$7.05	1.38%
	Class C Shares	$1,000.00	$1,024.20	$10.20	2.00%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.

American Independence Funds Trust II

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/2014	Ending Account Value 10/31/2014	Expenses Paid During Period* 5/1/2014- 10/31/2014	Expense Ratio During Period**† 5/1/2014- 10/31/2014
MAR Tactical Moderate	Institutional Class Shares	$1,000.00	$1020.40	$4.58	0.90%
Growth Fund	Class A Shares	$1,000.00	$1018.50	$6.51	1.28%
	Class C Shares	$1,000.00	$1015.40	$9.65	1.90%

MAR Tactical Growth Fund	Institutional Class Shares	$1,000.00	$1020.20	$4.84	0.95%
	Class A Shares	$1,000.00	$1018.30	$6.77	1.33%
	Class C Shares	$1,000.00	$1015.10	$9.90	1.95%

Laffer Dividend Growth Fund	Institutional Class Shares	$1,000.00	$1019.90	$5.09	1.00%
	Class A Shares	$1,000.00	$1018.00	$7.02	1.38%
	Class C Shares	$1,000.00	$1014.90	$10.16	2.00%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.

American Independence Funds Trust II

Additional Fund Information (Unaudited) (Continued)

Corporate Dividends Received Deduction

For the fiscal year ended October 31, 2014, 91.58% of the dividends paid from net investment income, including short-term capital gains (if any), qualifies for the dividends received deduction available to corporate shareholders of the Laffer Dividend Growth Fund.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Laffer Dividend Growth Fund designates 100% of its income dividends as qualified dividend income paid during the fiscal year ended October 31, 2014.

American Independence Funds Trust II

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements

At an organizational meeting held on July 13, 2013 (the “Organizational Meeting”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act), approved the initial Investment Advisory Agreement and Expense Limitation Agreement between the Trust and American Independence Financial Services, LLC (“American Independence” or the “Adviser”) with respect to the MAR Tactical Moderate Growth Fund, the MAR Tactical Growth Fund and the Laffer Dividend Growth Fund (“the Funds”). Also, at the Organizational Meeting, the Board of Trustees approved the initial Sub-advisory Agreement between American Independence and Cougar Global Investments, Ltd. on behalf of the MAR Tactical Moderate Growth Fund and the MAR Tactical Growth Fund; and the initial Sub-advisory Agreement between American Independence and Laffer Investments, Inc. on behalf of the Laffer Dividend Growth Fund. The Investment Advisory Agreement, Expense Limitation Agreement and the Sub-advisory Agreements reviewed and approved at the Meeting are herein referred to as the “Agreements”. In determining whether to approve the Agreements, the Board considered information about the Adviser, the Sub-advisers, the performance of similar mandates to the Funds managed by the Sub-advisers and certain additional factors described below that the Board deemed relevant. Further below is a summary describing certain of the materials and factors that the Board considered, and the conclusions the Board reached, in approving the Agreements.

During the Organizational Meeting, the Trustees had discussed the responsibilities and fiduciary duties of the Trustees in connection with the approval of the Agreements, during which management answered questions from the Trustees. The Trustees reviewed a wide variety of information that they had requested and received from American Independence, including (1) advisory fee rate comparisons of the Funds to both Lipper and Morningstar peers; (2) net expense ratio comparisons of the Funds to both Lipper and Morningstar peers; and (3) performance of similar mandates to that of the Funds. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the approval of the Agreements, and in evaluating the fairness of the compensation to be paid by the Funds under the Agreements, the Trustees considered the nature, extent and quality of the services to be provided by the Adviser and Sub-advisers. The Trustees reviewed the services the Adviser has historically provided to affiliated funds and what they are expected to provide to the Funds. The Trustees also reviewed presentations from each Sub-adviser providing firm history, personnel backgrounds and qualifications, strategy analysis and other information. With respect to the Adviser, these services include, among others, investment management services and administrative services, such as working with other service providers of the Trust, maintaining certain Funds’ records, providing office space, performing clerical and bookkeeping services for the Funds, preparing Board materials and filings on behalf of the Funds, and otherwise managing the Trust’s operations. American Independence is responsible for the day-to-day oversight of the Sub-advisers.

The Trustees also considered the Adviser’s and Sub-advisers’ personnel, resources, operations and portfolio management capabilities. The Trustees received information about the Adviser’s supervision of the Funds’ service providers, the Adviser’s attention to its compliance program and those of the Trust.

The Trustees compared the Funds’ advisory fees to that of funds in groups that the Trustees concluded were appropriate comparison groups for the Funds. The Trustees considered the cost to American Independence and the profitability to American Independence and its affiliates of the relationship with the Funds. The Trustees were provided information indicating that American Independence currently was not making a profit, on a “normalized” compensation basis, from the overall relationship with the Trust.

The Trustees discussed the extent to which economies of scale were projected by American Independence to be realized as the Funds’ assets, or the assets of the Trust overall, increase. The Trustees discussed the plans of management and its affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on the Funds’ expenses, the difficulty of forecasting the effect of asset growth on the profitability of American Independence and its affiliates, and the management fee breakpoints applicable to certain other funds in comparison groups.

The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. The Trustees, including all of the Independent Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored approval of the Agreements, and it was the unanimous judgment of the Trustees and the Independent Trustees that approval of the Agreements was in the best interests of the Funds and their shareholders.

American Independence Funds Trust II

Additional Fund Information (Unaudited) (Continued)

Information About the Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The address for each Trustee and Officer is 225 West 34th Street, 9th Floor, New York, NY 10122 unless otherwise stated. Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information and is available, without charge, upon request, by calling 1-866-410-2006.

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served(1)(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee(1)
INDEPENDENT TRUSTEES
Jeffrey Haas Age: 53	Trustee	Indefinite	Professor of Law, New York Law School (1996-Present).	5	1
George Mileusnic Age: 60	Trustee	Indefinite	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-2008). Currently serving on the Board of North American State Bank.	5	1
Terry Carter Age: 65	Trustee	Indefinite	Retired. Formerly Chief Financial Officer of QuikTrip Corporation. Currently serving on the Boards of the University of Oklahoma Foundation, Mabrey Bancorporation Inc. and QuikTrip Corp.	5	1
INTERESTED TRUSTEE
John J. Pileggi Age: 55	Trustee	Indefinite	Managing Partner of American Independence Financial Services, LLC (2004-Present).	5	1
OFFICERS(2)
Eric Rubin Age: 48	President	7/2005-Present	President, American Independence Financial Services, LLC (2005-Present).	N/A	N/A
John J. Pileggi Age: 55	Assistant Treasurer	10/2008-Present	Managing Partner of American Independence Financial Services, LLC (2004-Present).	N/A	N/A
Paul Brook Age: 61	Chief Compliance Officer	9/2010-Present	Partner, Compliance Solutions Associates (2009-Present); Financial Consultant LPL Financial (2007-2009).	N/A	N/A
Susan Silva Age: 47	Treasurer & Secretary	9/2010-Present
Chief Administrative Officer of American Independence Financial Services, LLC since 12/2012; Partner, BackOffice Alliance LLC, July 2009 through December 2012; Previously independent consultant to American Independence Financial Services, LLC (November 2008 to 2012).
				N/A	N/A

(1)	Each Trustee is also a Trustee of American Independence Funds Trust (“AIFT”), which as of October 31, 2014 included seven (7) portfolios or funds.
(2)	Each officer holds the same position with AIFT.

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is with “filed herewith”.

(b)
During the period covered by this report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.  Audit Committee Financial Expert.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Mr. George Mileusnic, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Grant Thornton LLP served as the Trust’s independent registered public accounting firm for 2014.

(a)
AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, Grant Thornton LLP, for the audit of the Registrant’s annual financial statements for the period December 19, 2013, commencement of operations, through October 31, 2014 was $48,975.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2014.

(c)
TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Grant Thornton LLP for the review of Form 1120-RIC, Form 8613, Form CT-3, Form CT-3M/4M, Form NYC 3L, review of excise tax distribution calculations, IRS diversification testing and preparation of estimated tax reporting factors for the period December 19, 2013, commencement of operations, through October 31, 2014 was $18,244.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2014.

(e)
(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant’s Audit committee shall have, among other things, the following specific duties and responsibilities (1) to pre-approve all audit services to be provided to the Trust by the Trust’s independent auditors and (2) to pre-approve all permitted non-audit services, including tax services, to be provided to the Trust by the independent auditors. The Audit Committee may delegate to one or more members the authority to grant such pre-approvals. The actions taken by such member or members shall be reported to the full Audit Committee.

(2) Not applicable.

(f)	Not applicable.

(g)
 There were no non-audit services fees billed by the Registrant’s accountant to the Registrant other than those described above. There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant over the past two years.

(h)	Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

The Schedules of Investments has been provided under Item 1 of this Form N-CSR for the American Independence Funds Trust II.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics in Item 2 is attached hereto as an Exhibit 99CODE OF ETHICS.

(a)(2)
Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3)	Not applicable

(b)
Certification of Chief Executive Officer and Chief Financial Officer of the Registrant, as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  American Independence Funds Trust II

By (Signature and Title)

/s/ Eric M. Rubin
Eric M. Rubin
President

Date: January 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Eric M. Rubin
Eric M. Rubin
President

Date: January 7, 2015

By (Signature and Title)

/s/ Susan L. Silva
Susan L. Silva
Treasurer

Date: January 7, 2015